Mtron™

INVESTOR PRESENTATION

Investor Day

May 12, 2026

Safe Harbor Statement

Information included or incorporated by reference in this presentation may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology.

Examples of forward-looking statements include, but are not limited to, statements regarding efforts to grow revenue, expectations regarding fulfillment of backlog, future benefits to operating margins and the adequacy of cash resources. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under "Risk Factors" in the Information Statement contained within our Form 10-K filed with the SEC on March 26, 2026. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact be accurate. Further, we do not undertake any obligation to publicly update any forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.

Mtron Overview

Mtron (NYSE AM: MPTI) is a NYSE American publicly traded corporation

- Formed in 1965
- Aerospace and Defense Focused Since 2004 Acquisition
- Listed NYSEAM in October 2022 via Spin Off at ~$13 ($10.85-$85.95 Range)
- 4.3 mm Shares Outstanding[1], No Debt, and Free Cash Flow Generation
- Raised $70 mm over past six months and has approx. $94 mm[1] of cash on the B/S
- Broad employee ownership to align interest with shareholders

Mtron Profile

- American Defense Contractor in High Growth Niche Markets
- Specialist in Robust Engineered Microwave & RF Applications
- One of the few vertically integrated RF companies in the US
- Positioned to access long term value creation opportunities
- Platform for Growth Through Mergers and Acquisitions







[1] After close of the Rights Offering on 4/27/2026.

Investment Highlights

1. Strong revenue growth and cash generation
2. Attractive end markets with long-term contracts and loyal customers
3. Unique capability to manufacture in U.S. for mission critical supply chains
4. Compelling financials with organic and inorganic growth strategy
5. Have production capacity and management team to support continued growth

Mtron At A Glance






2026
2024
2022

Vertically Integrated RF Solutions

Highly-engineered, high reliability precision components and solutions including Filters, Oscillators, Resonators, and Innovative RF Solutions

Blue-Chip Customer Base

Diverse global customer base including industry leaders in the Aerospace & Defense, Avionics, Space, and Industrials sectors

Strong Market Performance

Delivering strong returns to shareholders of 561% since spin-off on October 7, 2022, indicative of our unique strategy and strong execution

Source: Company data

Management Team and Board

Tenured Management Team and Board Provides Mtron with Decades of Experience and Leadership

Senior Management Team

Cameron Pforr
Chief Executive Officer & Chief Financial Officer

Linda Biles
Executive Vice President, Finance

William Drafts
President

Non-Executive Board Members

Bel Lazar
Co-Chairman
COO and Board Member
Efficient Power Conversion
CEO of EPC Space

Marc Gabelli
Co-Chairman
Chief Executive Officer
Gabelli Securities International Ltd

Hendi Susanto
Director
SVP & Portfolio Manager, Gabelli Funds

Robert LaPenta Jr.
Director
Managing Partner
Aston Capital

John Mega
Lead Independent Director
Former SVP and President
L3's Communication Systems

David Goldman
Director
General Counsel
GAMCO Asset Management, Inc.

Ivan Arteaga
Director
Chief Investment Officer
Arteaga Capital Management

A History of Leadership and Innovation

For Over 60 Years, Mtron Has Been a Leader in Supporting Advanced Electronics





2024

Mtron launches its first space –borne IMA

2022

Mtron launches Planar Filter Product Line and High frequency, low noise OCXO family

2017

Mtron introduces its first electronical vibration compensated OCXO

2002

Mtron purchases assets of Champion Technologies (formerly Motorola) adding VCXO, TCXO and timing solutions

1973

PTI supplies the first monolithic filters used in space

2022

Mtron completes separation from The LGL Group, Inc., becoming an independent, publicly traded company

2020

Mtron launches Integrated Microwave Assembly (IMA)

2004

Mtron acquires PTI

1976

Lynch Corporation (predecessor to The LGL Group, Inc.) acquires Mtron

1965

Mtron and Piezo Technology (PTI) are organized separately




MtronPTI
MtronPTI



NYSE AMERICAN™

Mtron At A Glance

Robust Engineered RF Components and Solutions since 1965

Filters (LC, Cavity, Planar, Crystal)



Oscillators (XO, TCXO, VCXO, OCXO)



Crystal Resonators and Solutions



$56.4mm Sales[1]	44.9% Gross Margin[1]	$76.8mm Backlog[1]	12.6% Revenue CAGR[2]	19-23% Adj EBITDA Margins[2]	60-80% FCF Conversion[2]


8.1%
4.0%
22.7%
65.2%

FY2025:
- Aerospace & Defense
- Avionics
- Space
- Industrials


7.0%
27.5%
65.5%

FY2025:
- Filters
- Oscillators
- Resonators & Solutions

Strategically Targeting Larger Opportunities
- Strong Customer Relationships for Robust Solutions
- Tailored New Products 25-30% Sales [3]
- Number of Products >$500k Annually Increased 50%
- 79% Increase in Program Business Since 2021

(1) Trailing 12 months ended and as of March 31, 2026
(2) Management Estimated Ranges based on historical averages; Five year Revenue CAGR was 12.6% from 2020-2025; Adjusted EBITDA Range before Non Cash charges and one time expenses
(3) Revenue from products introduced in the last 4 years was 30.4%

Source: Company data

Unique Product Portfolio…

Filters

- Applications within Avionics, Space, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include Crystal, LC, Cavity, Planar, Waveguide, Ceramic, Duplexer, Multiplexer and Switched Filters


MtronPTI


Oscillators

- Applications within Avionics, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include XO, TCXO, VCXO, OCXO, e-Vibe™ OCXO


MtronPTI

MtronPTI

Resonators

- Applications within Avionics, Space, Communications, Electronic Warfare, Instrumentation, and Radars
- Vertically integrated into crystal filters and oscillators


MtronPTI


Innovative RF Solutions

- Spanning frequencies from 10MHz to 50GHz, multiple components integrated into SWaP-C assemblies



FY'25 Revenue Split by Product


Filters
Oscillators
Other
7.0%
27.5%
65.5%

Source: Company data

Why are Mtron's oscillators selected?

Communication and Data Transmission Systems

- Low drift enhances faster and error-free transmission
- Ultra-low phase noise enables clearer, more reliable data transmission

Best In-Class Phase Noise

Radar

- Low drift improves accuracy of radar measurements
- Reduced phase noise improves radar detection of slower and smaller objects

World's Best Performance Vibration Immune OCXO

Electronic Warfare (EW) Systems

- High stability improves jamming, deception, and intelligence gathering

Smallest Hi-Frequency OCXO Available

Control Systems

- Low drift maximizes synchronization of multiple components within a communication system

World Class Drift Performance

Ultra-low phase noise, low drift oscillators in various product families (XO, TCXO, VCXO, TCVCXO, OCXO) allow customers to design superior performance products

Why are Mtron's filters important?

Communication and Data Transmission Systems

- Higher frequency enhances faster and error-free transmission
- Low insertion loss enables clearer, more reliable data transmission

Wide Range of Frequencies Available

Electronic Warfare (EW) Systems

- High selectivity improves jamming, deception, and intelligence gathering

Best In-Class Selectivity

Radar

- High selectivity improves accuracy of radar measurements
- Reduced insertion loss improves radar detection of slower and smaller objects

World Class Insertion Loss

Low insertion loss, high frequency, low profile, highly selective filters in various product families (Crystal, Waveguide, Ceramic, LC, Cavity, Planar, Switched) allow customers to design superior products

Why customers are requesting Mtron provide solutions?

- Mtron uses the same circuit, electromagnetic, mechanical, thermal, and stress analysis modeling tools as our customers, which is effortlessly integrated into the customer's system synthesis
- Design collaboration acts an extension of the customer's design team and allows our customer's resources to focus on their areas of expertise
- Utilizes several in-house rapid prototyping methods to speed development with a fast-fail approach
- The result of having Mtron focus on the design concept, prototype development, and transition to full rate production is a shortened design cycle and a faster time to market
- Custom integration offers additional benefits of enhanced system performance, fewer interfaces, compact mechanical packaging, less individual components, and reduced test and integration times





New Product Development

Increased R&D and Capex Spend Drive Organic Topline Growth in the Near-Term

Constant Innovation with Strategic Targeting of Larger Opportunities

- **~30% of FY'25 Revenue comes from products introduced since 2021**
- New product development is a key component of strategy with **development tailored to deepen customer relationships**
- Number of products >$500k annually increased ~50%
- 35.2% increase in ASP since 2021



New Product Revenue ($M)
Total Revenue ($)
ASP
$84.11
$73.54
$92.19
$110.58
$113.73
$26.7
$31.8
$41.2
$49.0
$54.4
$9.5
(~36%)
$9.0
(~28%)
$11.4
(~28%)
$14.9
(~30%)
$16.5
(~30%)
FY'21A
FY'22A
FY'23A
FY'24A
FY'25A

Servicing High Growth Market Applications

Precision-Guided Munitions



Radar



Electronic Warfare



Commercial Aerospace



UAV / Drones



Space & SATCOM



U.S. DoW Rewriting Procurement Rules

Modern Conflicts Are Driving Increased Demand for Advanced Weapons Systems

Technology Driving Rapid Change

Modern warfare based on sensors, ai, control of electromagnetic spectrum, autonomous systems and precision munitions

- Missile and precision weapon usage has exceeded years of historical production capacity
- Manufacturing infrastructure designed for lower peacetime procurement volumes
- U.S. and allied forces focusing on stockpile replenishment and expansion
- Increasing importance of networked battlefield systems and integrated targeting capabilities

U.S. DoW Response

- Contracting long-term agreements to dramatically expand production capacity for precision-guided weapons
- Accelerating industrial base expansion
- DoW supporting development of more nimble suppliers
- Increasing investment in networked communications and targeting systems

Implications for Defense Suppliers

Defense contractors may benefit from:

- Higher production volumes
- Longer production contracts
- Sustained investment in advanced defense technologies
- Greater DoW support for innovative small to mid-tier players

Structural increase in defense production capacity is expected to drive demand across the defense supply chain.

Munitions Depletion is Real

CSIS study on Munitions Depletion Highlights Pressure on US Stockpile

- Iran conflict has cost US dearly in several critical munitions
- CSIS team and others tracking usage of critical munitions and estimating time required to replenish
- US Defense Industrial Base not currently capable of producing in volumes required for
- Under Secretary Feinberg's 7-year missile contracts moving in right direction to stimulate investment required
- Mtron is key supplier to many of these programs and should benefit long-term from this renewed focus

Munition	Unit Cost (USD, Millions)	Estimated Prewar Inventory	Estimated Use in the Iran War	Delivery Timeline (Months)
Tomahawk	$2.6	3,100	1,000+	47
JASSM	$2.6	4,400	1,100+	48
PrSM	$1.6	90	40–70	46
SM-3	$28.7	410	130–250	64
SM-6	$5.3	1,160	190–370	53
THAAD	$15.5	360	190–290	53
Patriot	$3.9	2,330	1,060–1,430	42

Source: CSIS Study "Last Rounds? Status of Key Munitions at the Iran War Ceasefire," April 2026

Product Applications: Precision-Guided Munitions

Pinpoint Missile Accuracy with Superior Electronic Technology

- Defense agencies are focusing on high-performance, precision strike weapons that have farther standoff, multi-mode seekers, robust guidance systems, and less time for target selection with less collateral damage

- **MPTI has several design wins for clocks, oscillators, and filters within various Missile Defense Programs**


Radar Guided
OCXO, TCXO and LC Filter
Missile Data Links
LC Filter and Crystal Filter
Laser and Electro-Optically Guided
Clock Oscillator and TCXO

Some Missile Programs average approximately $10,000 of Mtron content per missile

Source: Company data

Product Applications: Radar

Precision Surveillance Technology to Ensure Security

- Hypersonic missiles and drones require highly advanced radars which drive the need for high-performing filters and oscillators
- **Both commercial and military aircraft utilize Mtron components** on their on- board radars



Transmitter
- LC Filter, Cavity Filter, Waveguide Filter

Receiver
- LC Filter and Crystal Filter

Signal Processing
- TCXO, OCXO and Crystal Resonator

Path to Antenna
- Duplexer, Diplexer, Multiplexer, Cavity Filter, Waveguide Filter, LC Filter

Master Clock
- LC Filter and Crystal Filter

Radar systems use between $700 and $9,000 of Mtron content per system.

Product Applications: Electronic Warfare

High Reliability Timing, Spectrum & Frequency Control

- Current Electronic Warfare systems face the challenge of operating in a more congested RF environment, requiring rugged and precise devices and solutions
- The DoD requested $842B in its FY'24 budget to support hundreds of Electronic Warfare programs, all of which can utilize MPTI's precise resonators, clocks, oscillators, and filters



Path to Antenna
▪ Duplexer, Diplexer, Multiplexer, Cavity Filter, Waveguide Filter, LC Filter
Transmitter
▪ LC Filter, Cavity Filter, Waveguide Filter, Power Amplifier
Receiver
▪ LC Filter and Crystal Filter
Master Clock
▪ OCXO/TCXO
Signal Processing
▪ TCXO, OCXO and Crystal Resonator

Product Applications: Commercial Aerospace

Platform Flexibility with Multiple Touchpoints

- **~16 design slots on nearly every Boeing and Airbus commercial airplane**
- Provides rugged, proven, reliable oscillators, clocks, and filters in numerous applications, from flight control to navigation
- Serves **multiple end-markets** including smaller regional and business jet markets


Flight Control (Fly-by-wire)
Clock Oscillator
Emergency Beacon System
OCXO
In Flight Connectivity
Clock Oscillator
Pilot Communications
TCXO, LC Filter, Crystal Filter
Instrument Landing Systems (ILS)
Clock Oscillator
Navigation Radar
TCXO and LC Filter
Engine Control
Clock Oscillator
Radio Altimeter
Cavity Filter, LC Filter, Ceramic Filter and TCXO
Traffic Collision Avoidance System (TCAS)
Clock Oscillator, TCXO, OCXO, LC Filter

Average Mtron content per airplane – approximately $7,000

Product Applications: Space & SATCOM

Designed to Withstand Harsh Environments

- Over 80 design wins on satellite platforms and manned spacecrafts
- DoD is increasing funding in areas of space situational awareness: Missile Warning & Tracking, Protected Tactical Secure SATCOM Communications, and the Global Positioning System
- Several design slots across three product lines supporting ground-based SATCOM receivers, with thousands of receivers per satellite



Front End Receiver
Crystal Filter, Cavity Filter, LC Filter
Timing
Crystal Resonator
Front End Transmitter
Crystal Filter, Cavity Filter, LC Filter
Timing
OCXO, OCXO with PLL, VCTCXO, VCXO, TCXO, Crystal Filter
Front End Receiver
Crystal Filter, Cavity Filter, LC Filter, Diplexer, N-plexer
Front End Transmitter
Crystal Filter, Cavity Filter, LC Filter, Diplexer, N-plexer

Growth Drivers

Expansion Opportunities Across Multiple High Growth Markets

1. Armament and weapon system replenishment driven by global conflicts
2. Modernization programs and new system development driving longer-term defense component/subsystem growth
3. Strong commercial airframe backlog for Airbus and Boeing
4. Expansion into new rapidly growing markets (Space)
5. Strong R&D & manufacturing process investment driving more program capture

Mtron™

Large & Growing TAM

Expansion Opportunities Across Multiple Markets

Customer End Market TAM's

Defense Electronics Market	Commercial Aviation Market	SPACE/SATCOM Market
2022	2024	2022
~$150B	~$199B	~$77B
2030	2030	2030
~$234B	~$294B	~$162B
~6% CAGR	~7% CAGR	~10% CAGR


Electronic Components Market Size
$ in Billions
~7% CAGR
$190
$323
2022
2030

Source: Allied Market Research, Grand View Research, Mordor Intelligence, Precedence Research

Sales Model – Hybrid, engineering centric model

Rather than relying on high-volume commodity distribution, Mtron uses a hybrid model that combines direct strategic engagement, technical sales expertise, program capture focus, and selective representative/channel partnerships

- Direct engagement with Tier 1 & 2 prime contractors and defense tech cos
- Mfger rep and RSMs have LT relationships
- Consultative selling
- "Outsourced" development arm of our customers – 45 programs of record
- Trusted supplier – 50% sole source

- Focus on mission-critical challenges
- Program focused - Engaging with primes competing for key programs
- Reputation and heritage in high-reliability products
- Technically differentiated sales model
- Roadmap aligned with long-term defense programs.

Why does Mtron win?

1. World-class customer service
2. Unrivaled new product development
3. Strong vertical integration of manufacturing and testing
4. Unparalleled design capabilities
5. Significant in-house design and manufacturing experience

Blue-Chip Customer Base

Tenured Industry Relationships With Premier Customers Across Various End Markets

Aerospace & Defense

BAE SYSTEMS | L3HARRIS FAST. FORWARD. | LOCKHEED MARTIN | MBDA MISSILE SYSTEMS | NORTHROP GRUMMAN | Raytheon Technologies | smiths interconnect bringing technology to life | SRC | THALES

Avionics

AIRBUS | BAE SYSTEMS | BOEING | Collins Aerospace | GARMIN. | GE | Honeywell | L3HARRIS FAST. FORWARD. | LEONARDO | NORTHROP GRUMMAN | Raytheon Technologies | THALES

Space

BOEING | Collins Aerospace | GENERAL DYNAMICS | इसरो isro | L3HARRIS FAST. FORWARD. | LOCKHEED MARTIN | MDA | NEC | NORTHROP GRUMMAN | THALES

Industrials

Anritsu envision : ensure | ciena | GE | Inova | KEYSIGHT | NI | resideo | SAFRAN | VIAVI

More than 70 customers with a 10+ year history

Source: Company data

Global Footprint

Strategically Located to Supply Critical National Security Needs With Ample Capacity For Future Growth

Orlando, FL (HQ)

- **71,000 sq. ft.**
- AS9100D Design and Manufacturing Facility
- ITAR Registered
- Sales Office

Yankton, SD

- **32,000 sq. ft.**
- AS9100D Design and Manufacturing Facility
- ITAR Registered

New Delhi, India

- **13,000 sq. ft.**
- ISO 9001:2015 Manufacturing Facility
- MLA - Manufacturing License Agreement for ITAR Compliance

Hong Kong

- Sales Office

Over 100,000 sq. ft. of ITAR registered Design and Manufacturing Space



Yankton, SD
Orlando, FL
New Delhi, India
Hong Kong

Source: Company data

Avenues for Growth

Mtron's ability and opportunities for growth have expanded

Leverage Customer Relationships

- Build Mtron into a leading supplier of modules, subsystems and components to the Defense and Aerospace industry

Program Focused

Market Driven R&D

- Continue to enhance our ability to provide highly engineered modules and subsystems through increased design expertise

Increase Engineered Content

M&A

- Invest accumulating cash in complimentary acquisitions
- Strategic investment where appropriate

Disciplined Approach

Investment, Partnerships and Acquisitions broadening capabilities and increasing earnings.

Investing in Organic Growth

Current facilities can produce approximately $100 million of revenue and we are investing to scale

Workforce

- **Touch labor** required to scale production of current programs – solderers, RF technicians, maintenance technicians
- **Process engineers** required to expand number of new products we bring online and increase rate of automation
- **Design engineers** required to handle larger volume of RFQs as we scale

Capital Expenditures

- Brought machining in-house
- Automation – to improve efficiency and margin – 2-3 year payback period
- Test equipment, benches, machines to scale production
- Better instrumentation for tracking and planning
- Lead times from 8 weeks to 9 months depending on type

Manufacturing Capacity

- Currently reworking floor layouts as programs scale
- Have room for expansion in all facilities
- Starting to develop long-term expansion plan

CapEx has increased as percent of sales from 3% to 6-7% as we invest in our growth and margin improvement

Mtron – Inorganic Growth Strategies

Structural dislocations creates opportunities

Mtron as a Holding Company

Bolt-on Acquisitions

- Accretive acquisitions to increase earnings
- A&D Tech focus to expand the multiple
- Can include component & solution companies

$10mm - $50mm of Revenue

Mtron as a Vehicle

Reverse Mergers | Corporate Carve-out

- Leveraging MPTI as clean, public vehicle with healthy operating business
- Transformative transactions taking advantage of disruption in the defense space
- Opportunistic

Larger Transactions

Mtron as an Investment Platform

Minority Investments | Control Investments

- Leveraging expertise and networks to make strategic and/or syndicated investments
- Can include directs investments or partnerships

$0.25mm - $5mm Investments

Focusing on delivering long-term value for our shareholders

Metrics

Significant improvement in key metrics since spin-off 2022

Revenue Growth

Increased from $8.4M/qtr to $14.7M/qtr

↑ 75%

Gross Margin

Increased from 32% to 44%

↑ 41%

Net Income

Increased from $503K/qtr to $2,388K/qtr

↑ 375%

Adj. EBITDA Margin

Increased from 10.4% to 21.6%

↑ 109%

Cash Generation

Increased cash on hand from $806K to $51,958K[1]

↑ 6,346%

EPS

Increased from $0.19/share per qtr to $0.67/share per qtr

↑ 253%

Source: Company data from Q3 2022 through Q1 2026

(1) Excludes proceeds from April 2026 Rights Offering

Financial Summary

Compelling Financials With Strong Topline Growth And Healthy Margins

Revenue & Growth ($M)



(2%)
(11%)
19%
29%
19%
11%
12%
11%
15%
$30.0
$26.7
$31.8
$41.2
$49.0
$54.4
$56.4
$12.7
$14.7
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
FY'25A
LTM
3M FY'25
3M FY'26

Gross Profit & Margin ($M)



34%
35%
36%
41%
46%
44%
45%
43%
45%
$10.3
$9.3
$11.3
$16.8
$22.6
$24.1
$25.3
$5.4
$6.6
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
FY'25A
LTM
3M FY'25
3M FY'26

Adjusted EBITDA & Margin ($M)[1]



14%
11%
13%
19%
23%
23%
24%
20%
22%
$4.1
$3.0
$4.0
$7.7
$11.1
$12.6
$13.3
$2.5
$3.2
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
FY'25A
LTM
3M FY'25
3M FY'26

Backlog & Growth ($M)



49%
57%
4%
(1%)
62%
20%
38%
$19.8
$29.4
$46.2
$47.8
$47.2
$76.4
$55.5
$76.8
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
FY'25A
3M FY'25
3M FY'26

Source: Company Financials.
(1) Adjustments to EBITDA include Non-Cash Stock Compensation and Excess Separation Costs

Mtron™

Attractive Long Term Target Model

Increased R&D and Capex Spend Drive Organic Topline Growth in the Mid-Long Term

Long Term Organic Goals

Aim to consistently exceed industry growth through continued investment in R&D resources

Continued design win momentum speaks well to future growth

Model has begun to provide leverage and is highly cash generative


12% CAGR
Revenue
43 – 46%
Gross Margins
21% - 23%
Adjusted EBITDA Margins

Source: Company data

Mtron 2026 Conference Schedule

Thank You For Attending

We hope to see you at an upcoming event...

IEEE MTT-S International Microwave Symposium
Boston, Massachusetts
June 9-11, 2026

16th Annual East Coast Ideas Conference
New York, New York
June 11, 2026

Planet MicroCap Conference
Las Vegas, Nevada
June 17-18, 2026

17th Annual Midwest Ideas Conference
Chicago, Illinois
August 26 - 27, 2026

Sidoti Small-Cap Conference
Virtual
September 17 - 18, 2026

Questions?

Mtron™

Thank You



Appendix



Appendix 1 – Reconciliation of Adjusted EBITDA to Income before income taxes

(in thousands)	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025	LTM Q1 2026	Q1 2025	Q1 2026
Income before income taxes	**$ 2,893**	**$ 2,113**	**$ 2,595**	**$ 4,400**	**$ 9,775**	**$ 10,954**	**$ 11,698**	**$ 2,114**	**$ 2,858**
Adjustments:									
Interest expense (income)	86	12	11	(7)	(243)	(539)	(798)	(111)	(370)
Depreciation	435	488	671	797	968	1,086	1,138	250	302
Amortization	54	54	54	53	5	—	—	—	—
Total adjustments	575	554	736	843	730	547	340	139	(68)
EBITDA	**3,468**	**2,667**	**3,331**	**5,243**	**10,505**	**11,501**	**12,038**	**2,253**	**2,790**
Non-cash stock compensation	145	292	458	2,421	636	1,081	1,214	249	382
Excess Spin-off costs	—	—	219	28	—	—	—	—	—
Adjusted EBITDA	**$ 3,613**	**$ 2,959**	**$ 4,008**	**$ 7,692**	**$ 11,141**	**$ 12,582**	**$ 13,252**	**$ 2,502**	**$ 3,172**

Source: Company Financials.

What are filters?

Electronic filters are essential components in electronic systems for many reasons:

- **Frequency Selectivity**
  - *Filters selectively pass or reject specific frequency components of a signal, which is essential in applications such as radio communication, radars, and electronic warfare where different channels or bands need to be separated to avoid interference and extract desired signals*
- **Bandwidth Limiting**
  - *Filters limit the bandwidth of signals, allowing only a certain range of frequencies to pass through. This is important in data communication, radars, and electronic warfare where bandwidth constraints need to be enforced to prevent signal distortion or overcrowding of the channel*



Tuned Circuit Gain
Selective Receiver
Unselective Receiver
Frequency



Low-pass
High-pass
Band-pass
Band-stop

What are oscillators?

Oscillators are crucial components in various electronics systems that produce:

- **Clock Generation**
  - *A periodic signal that synchronizes digital circuits which is fundamental for coordinating the activities of multiple devices in complex systems in computers and control, communication, and data transmission systems*

- **Frequency Generation**
  - *Signals at precise frequencies, which are necessary for RF communication, Radars and Electronic Warfare systems*
  - *Controlling the frequency of the oscillator over time and temperature with minimal phase noise ensures reliable transmission and reception of signals*


Voltage
Time



What are solutions?

RF Solutions come in a various forms, where Mtron acts as an extension of our customer's Engineering team and designs the complete solution rather than supplying only the components

- Our solutions typically integrate multiple microwave and/or RF functions into a single package
- These functions can include amplifiers, oscillators, filters, mixers, switches, and other active or passive microwave components
- Solutions may also integrate power management, control circuitry, and other functionalities
- Common solution applications include radar systems, electronic warfare systems, communication systems, microwave instrumentation, and aerospace and defense applications


MtronPTI